JOINT VENTURE AGREEMENT

VADER PROJECT

LEWIS CO. AND COWLITZ CO.

WASHINGTON

THIS AGREEMENT (the "Agreement”), dated as of the 27th day of December, 2006 (“Effective Date”), is entered into by and among Oklaco Holding L.L.C. hereinafter referred to as “Oklaco” or “Interest Owner”, Citrus Energy Corporation hereinafter referred to as either “Citrus” or "Operator" or “Interest Owner”, as the context may require, and E & Pco, LLC hereinafter referred to as either “E & P” or “Interest Owner”.

WHEREAS, the Members of this Joint Venture have the opportunity to acquire by leasing, certain undeveloped oil and gas leasehold within an AMI, as defined below, and participate, jointly, in the development of the farmed-in acreage position already acquired by “E & P” known as the International Paper Block hereinafter referred to as “IP”, to explore for and produce oil, gas and coal bed methane therefrom and to further acquire such additional developed and undeveloped acreage within the AMI as may be desirable.

NOW, THEREFORE, in consideration of their mutual promises, the Members to include the “Operator” and the “Interest Owner” (s) hereby agree as follows:

ARTICLE 1.

ORGANIZATIONAL MATTERS

Section 1.1 Purpose and Business of the Joint Venture. The Members hereby form a joint venture (“Joint Venture”) for the limited purpose of exploring for oil, gas and coal bed methane within an area of mutual interest (“AMI”) as described in Exhibit “A”, also known as the Vader Project. The Joint Venture shall not engage in any other business activity unless otherwise agreed to by the Members.

Section 1.2 Name. The name of the Joint Venture shall be “Vader Project” and the business of the Joint Venture shall be conducted solely under that name.

Section 1.3 Offices. The Joint Venture’s office shall be located at 399 Perry Street, Ste 203, Castle Rock, Colorado 80104.

ARTICLE 2.

DEFINITIONS

Section 2.1 Definitions. For purposes of this Agreement, the following terms shall have the following meanings.

"Affiliate" means as to any Person, any other Person who directly or indirectly Controls, is under Common Control with, or is Controlled by such Person.

"Agreement" means this Agreement, as it may be modified, amended or supplemented from time to time.

“Area of Mutual Interest” or "AMI", shall mean the geographical area included within the following areas of Lewis and Cowlitz Co., Washington: T 10 N – T 14 N and R 1 W– R 4 W as more particularly described in Exhibit A.

“Control” together with its correlative meanings, "Controlled by" and "under Common Control with," shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies, whether through ownership of securities or partnership or other ownership interests, by contract or otherwise.

"Interest" shall mean the rights of the Members to all allocations and distributions of the Joint Venture, including a Member’s pro rata share of all property, assets, revenues, costs and expenses in the AMI. The Interest of each Member is set forth on Exhibit B.

"Interest Owner" shall mean and include a natural person, corporation, partnership, trust, and estate, Limited Liability Company, governmental unit, or other entity.

“International Paper” or “IP” means International Paper Company, a New York corporation.

“Joint Operating Agreement” shall mean the Model Form Operating Agreement, AAPL Form 610-1989, as amended by agreement of a Majority in Interest.

"Majority in Interest" shall mean a majority of the Interests held by the Members.

"Member(s)" means the Member(s) executing this Agreement as Member(s).

“Notice” means notices, requests, demands, claims, and any other communications that are required to be, or which may be, given by any Party hereto or the Operator under this Agreement.

"Operator" shall mean Citrus, or any successor Operator.

"Transfer" shall mean any sale, transfer, assignment, conveyance, pledge, hypothecation, or gift.

ARTICLE 3

MEMBERS

Section 3.1 Member. The Joint Venture shall be entitled to treat the Person in whose name any Interest is noted on Exhibit “B”, as the owner thereof, and shall not be bound to recognize any equitable or other claim or other interest in such Interest on the part of any other Person, until the Joint Venture shall have express or other notice thereof, for all purposes.

Section 3.2 Reimbursement. Except as expressly set forth in this Agreement or approved in writing by the Joint Venture, Members may not receive reimbursement for any expenses incurred on behalf of the Vader Project.

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ARTICLE 4

OPERATOR

Section 4.1 Operator. The management of the Vader Project shall be vested in an operator (the "Operator"). Any person dealing with the Vader Project may rely absolutely upon the act, deed and/or signature of the Operator as being the act of the Vader Project, and no person shall be obliged to inquire into or otherwise ascertain whether the act of the Operator has been duly authorized. Citrus is hereby designated as the Operator of the Vader Project until Citrus resigns or is removed pursuant to the terms and conditions hereof. The Operator shall have no authority to act for or to assume any obligations on behalf of the Joint Venture except as specifically set forth in this Agreement. The Operator shall have no authority to act for or on behalf of any “Interest Owner” other than itself.

Section 4.2 Duties and Authority. The Operator shall have the duties and authority set forth in this Section 4.2 and as specifically set forth in this Agreement; provided, however, that the such duties and authority shall at all times be subject, and subordinate, to compliance with the requirements set forth in Exhibit C attached hereto.

(a)          General Supervision. The Operator shall be responsible for the general overall supervision of the business and affairs of the Vader Project. The Operator may sign, on behalf of the Vader Project, contracts or other instruments necessary to conduct business, except in cases where the signing or execution thereof shall be expressly delegated by this Agreement to some other agent of the Joint Venture; and, in general, the Operator shall perform all duties necessary to manage the business of the Vader Project. Any gas produced or gathered in the Vader Project (except to the extent converted to LNG by the Vader Project) shall be gathered pursuant to a gas gathering agreement the form, terms, and conditions of which will be as set forth in a written Gas Gathering Agreement to be entered into and executed by each of the Members.

(b)          Drilling of Wells. The Operator shall drill and complete the initial Evaluation Wells in accordance with the schedule agreed by the Joint Venture. The Operator shall have the right and authority to use as it chooses, and to contract for, such materials and services, as it deems reasonably necessary, in its sole discretion, for the drilling of the Evaluation Wells. The Operator shall maintain insurance in amounts that are required by law and that a prudent operator acting reasonably would acquire and maintain.

(c)          Compliance with Laws. The Operator shall comply with all applicable laws, rules, regulations and ordinances relating to the construction, management, development, ownership and operation of the Vader Project and shall secure all necessary permits, licenses, authorizations, approvals and rights of way for the construction and operation of the Vader Project.

(d)          Duties. Operator shall in good faith and in compliance with this Agreement conduct or cause to be conducted the ordinary and usual business affairs of the Joint Venture. The Operator shall not, without consent from the Majority in interest of the Interest Owners, commit to expend more than Twenty-Five Thousand Dollars ($25,000) (except normal costs to operate the Vader Project), during any calendar year with respect to the Joint Venture.

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Section 4.3 Operator Resignation, Replacement or Vacancy. The Operator shall hold office until the Operator's resignation or removal.

(a)          In the event of resignation of Operator, Operator shall give the Joint Venture and each of the Members, Notice in writing of such resignation (“Resignation Notice”), which shall be effective thirty (30) days after latest applicable Notice Effective Date, or, earlier, if a Majority in Interest (not including the Interest of Citrus, if Citrus is the resigning Operator) so determines

(b)          In the event Operator shall file bankruptcy, voluntarily or involuntarily, have a receiver appointed, and/or become insolvent (one or more of such events, herein “Event(s)”), Operator shall be deemed to have given a Resignation Notice , concurrently with the date of the earliest to occur of any such Event. The resignation pursuant to such Resignation Notice shall likewise be deemed effective as of such date. Any vacancy occurring in the position of Operator may be filled by the appointment of a Person by vote of the Majority in Interest. Any successor Operator shall agree in writing to be bound by the terms and conditions of this Agreement and, without such agreement, shall not be qualified to act as Operator and shall not hold such position.

Section 4.4 Certain Breaches of Duty. No Operator of the Vader Project shall be liable to the Joint Venture or its Members for monetary damages for breach of fiduciary duty as an Operator; provided, however, that nothing contained herein shall eliminate or limit the liability of an Operator (i) for any breach of the Operator's duty of loyalty to the Joint Venture or its Members, (ii) for acts or omissions not in good faith or that involve intentional misconduct, gross negligence, or a knowing violation of the law, or (iii) for any transaction from which the Operator derived an improper personal benefit. No amendment to, or repeal of, this Section 4.4 shall apply to, or have any effect on, the liability or alleged liability of the Operator for or with respect to any act or omission of the Operator occurring prior to such amendment or repeal.

Section 4.5 Removal. In the event Operator shall default in the performance of any of its obligations hereunder, the Joint Venture shall give Operator written notice thereof (“Default Notice”) and such default shall continue for a period of thirty (30) days after the Notice Effective Date of the Default Notice, then Operator shall, on the thirty first (31st) day after such Notice Effective Date, cease being, and shall be deemed removed, as Operator. By vote of a Majority in Interest (not including the Interest of Citrus, if Citrus is the defaulting Operator), a new Operator shall be appointed with immediate effect.

Section 4.6 Resignation. The Operator may resign by giving ninety (90) days written notice to the Members. Such resignation shall be effective at the time specified therein, provided that such time is at least ninety (90) days from such notice, or, if no such time is stated therein, upon ninety (90) days following receipt of such notice. Unless otherwise specified in the notice of resignation, no acceptance of such resignation shall be necessary to make it effective.

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Section 4.7 Notice. Notices to the Operator shall be in writing and delivered personally, mailed or sent via confirmed facsimile or by a nationally-recognized express service to the Operator’s attention at the address of the Operator.

Section 4.8 Reimbursement and Overhead. The Operator shall receive a base overhead, to be charged monthly in accordance with a mutually agreed upon Joint Operating Agreement “JOA”.

Section 4.9 Restrictions. Notwithstanding any other provision of this Agreement, no Operator shall cause the Joint Venture to do any of the following without the express written consent of all Members of the Joint Venture.

(a)          Sell or otherwise dispose of all or any of the Joint Venture’s assets;

(b)          Merge, consolidate or combine with any other Person;

(c)          Dissolve or liquidate the Joint Venture;

(d)          Admit an Additional Member or Substitute Member to the Joint Venture.

ARTICLE 5

INTEREST IN THE JOINT VENTURE

Section 5.1 Interest in the Joint Venture. The Interests of the Members in the Joint Venture shall be as set forth on Exhibit B hereto.

Section 5.2 Initial Evaluation Wells. The first two evaluation wells (“Evaluation Wells”) to be drilled by the Joint Venture will be located in sections                                                  , the precise locations of which inside such Sections will be as agreed by all of the Members.

Section 5.3 Initial Evaluation Wells Ownership. Citrus and Oklaco will cause to be drilled, two initial Evaluation Wells as described in Section 5.2 above and pay 100 % of the costs associated with the drilling and completion attempts. At such time that the initial two Evaluation Wells have jointly reached payout, E & P will have the option and may elect to be assigned, without charge, a 40% working interest in these initial Evaluation Wells. Payout shall be defined as that point in which the paying “Interest Owner”(s) have recouped their costs to include, among other things, the cost of building roads, staking and clearing locations, drilling contractor costs, drill stem tests, logging expenses, costs of setting production casing and any other associated costs with the completion attempt or the costs to plug and abandon any one or more of the two initial Evaluation Wells.

Section 5.4 Subsequent Wells. Any subsequent wells drilled within the AMI after the initial Evaluation Wells have been drilled (“Subsequent Well(s)”), will be drilled on a 50/50 basis whereby, E & P will own a 50% working interest and, in the aggregate, Citrus and Oklaco will own 50%. Subsequent Wells may be proposed by any Member and the election to join-in or farm-out will be governed by a mutually agreed upon, standard industry, Joint Operating Agreement with the terms of any proposed join-in or farm-out being on a mutually acceptable basis by the Members. It is further agreed that any Member not wishing to participate in a proposed subsequent well, may not elect to go non-consent under the Operating Agreement. The non-participating Member will surrender its rights to participate in the proposed Subsequent Well on mutually acceptable farm-out terms as mentioned above.

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Section 5.5 Acreage Ownership. Participation and ownership of the acreage within the AMI.

(a)          E & P has obtained an option agreement, Exhibit “D” (“IP Option”), on the International Paper Company leasehold within the AMI. The Parties acknowledge and agree that, in accordance with Section 7 of the IP Option, no rights under the IP Option may be assigned without the prior written consent of IP. The Members agree to cooperate in securing such consent as soon as possible.

(b)          Any newly acquired leasehold within the AMI will be jointly owned 50% by E & P and, in the aggregate, 50% by Citrus and Oklaco. Any costs associated with acquiring the leasehold or lease bonus will be borne by the Members in the percentages as described above. It is understood that E & P will bear its 50% share of any leasehold costs within the initial two drill sites.

(c)          By the terms of this Joint Venture Agreement, the IP Option, along with all of the terms and conditions will be shared on a 50/50 basis whereby, E & P will own a 50% interest in the IP Option acreage and Citrus and Oklaco, in the aggregate, a 50% interest. All Members will be bound by the terms of the IP Option.

(d)          The members will share according to their Interest on any additional acreage acquired by farm-in (out? Join-in?) or other negotiated terms from other leasehold owners within the AMI.

ARTICLE 6

AMENDMENTS

Section 6.1 Amendments. The Articles or this Agreement may be amended only by a written document signed by all of the Members and the Joint Venture.

ARTICLE 7

DISTRIBUTIONS

Section 7.1 Accounting. The Operator shall provide a monthly accounting of expenses and income of the Joint Venture, allocated to the Members in accordance with their Interest.

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ARTICLE 8

RESTRICTIONS ON TRANSFERS; ADDITIONAL MEMBERS

Section 8.1 Transfers. The Members may transfer all or part of their Interests to any Person or Persons. Assignments and transfers of Interests shall be subject to, and the assignee or transferee shall acquire the assigned or transferred Interests subject to, all of the terms and provisions of this Agreement. Any person who is the assignee or transferee of an Interest shall be subject to all the provisions of this Article 8 to the same extent and in the same manner as any Member desiring to make an assignment or transfer of his Interest. An assignment or transfer of an Interest shall not relieve the assigning or transferring Member from such Member’s duties and obligations to the Company unless: (1) the assignment or transfer is made in connection with the assignment or transfer of such Members interest in the AMI (2) the assignment or transfer is made pursuant to Section 8.3 hereof; or (3) the Operator and a majority in Interest agree in writing to release such Member.

Section 8.2 Assignee, Transferee or Additional Member. No assignee, transferee or additional Member shall become a Member until such assignee, transferee or additional Member shall have agreed in writing to be bound by the terms and conditions of this Agreement together with such amendments as are agreeable to the transferee and each of the Members.

Section 8.3 Preferential Right To Purchase. Should any Member desire to sell all or any part of its interest under this Agreement and in and to the Joint Venture, which sale is not in connection with the sale or transfer of such Members Interest in the AMI, it shall promptly give written notice to the other Member(s), with full information concerning its proposed sale, which shall include the name and address of the prospective purchaser (who must be ready, willing and able to purchase), the purchase price, and all other terms of the offer. The other Member(s) shall then have an optional prior right, for a period often (10) days after receipt of the written notice, to purchase on the same terms and conditions the interest which the other Member proposes to sell; and, if this optional right is exercised, the purchasing Member(s) shall share the purchased interest in the proportions that the interest of each bears to the total interest of all purchasing Members. There shall be, however, no preferential right to purchase in those cases where any Member wishes to mortgage its interests, or to dispose of its interests by merger, reorganization, consolidation or sale of all or substantially all of its assets to a subsidiary or parent company or to a subsidiary of a parent company, or to any company in which any such Member owns a majority of the stock.

ARTICLE 9

NOTICE

Section 9.1 Notice. Any Notice given by any Member or the Operator (“Notifying Person”) shall be in writing addressed to the each of the other Members and the Operator (“Intended Recipient(s)”), at the relevant Intended Recipient’s address set forth below. Any Notice shall be (i) delivered in person or by same day or overnight courier, (ii) sent by electronic facsimile or E-mail transmission, or (iii) mailed, certified first class mail, postage prepaid, return receipt requested, to each of the Intended Recipients at the following addresses:

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If to Oklaco Holding L.L.C.

Oklaco Holding L.L.C.
Attn:
Tel.
Fax:
E-mail:

If to Citrus Energy Corporation

Citrus Energy Corporation
Attn:
Tel.
Fax:
E-mail:

If to E & Pco International, LLC

E & Pco International, LLC Attn: Charles E. Edwards 2500 Tanglewilde #492, Houston, TX 77063
Tel:	713-978-6551
Fax:	713-978-6772
E-mail: ChuckEdwards@e-pco.com

or to such other address as an Intended Recipient shall have furnished to the Notifying Person by Notice given in accordance with this Section. A Notice shall be effective (“Notice Effective Date”) (i) if delivered in person or by courier, upon actual receipt by the Intended Recipient, (ii) if sent by electronic facsimile or email transmission, when the Notifying Person receives facsimile or email confirmation that such notice was received at the facsimile number or email address, as the case may be, of the Intended Recipient’s, or (iii) if mailed, upon the earlier of five (5) business days after deposit in the mail or the date of delivery as shown by the return receipt therefor.

RTICLE 10

GENERAL PROVISIONS

Section 10.1 Disclaimer. This agreement shall not be construed to represent any type of income tax partnership or legal entity.

Section 10.2 Indemnification. No Member or Operator shall be indemnified by the Joint Venture for any matter.

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Section 10.3 Entire Agreement. This Agreement embodies the entire understanding and agreement among Citrus, Oklaco, and E & P concerning the Joint Venture, and supersedes any and all prior negotiations, understandings or agreements in regard thereto.

Section 10.4 Counterparts. This Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which taken together shall constitute one and the same instrument.

Section 10.5 Choice of Law. This Agreement shall be construed and interpreted according to the laws of the State of Washington excluding any conflict of laws or rule which would apply the law of another jurisdiction.

Section 10.6 Binding Effect. This Agreement and all of the terms and provisions hereof shall be binding upon and shall inure to the benefit of the Members, the Operator, and their respective heirs, executors, administrators, trustees, successors and permitted assigns.

Section 10.7 Gender and Number; Person. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural thereof has been appointed. "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body, or other entity.

Section 10.8 Conflict. It is understood and acknowledged that Citrus been designated as Operator pursuant to the terms hereof, is the Operator under the terms of the Joint Operating Agreement, and is also an Interest Owner. To the extent the terms or provisions of this Agreement conflict with, are different than, are in addition to, or otherwise vary from, the terms of the Joint Operating Agreement, then this Agreement shall take precedence and prevail in all circumstances over the Joint Operating Agreement.

EXECUTED by the Parties hereto as of the Effective Date.

CITRUS ENERGY CORPORATION

By:
Printed Name:
Title:

OKLACO HOLDING L.L.C.

By:
Printed Name:
Title:

E & Pco, LLC
By:
Charles E. Edwards, President and CEO

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EXHIBIT A

AMI

EXHIBIT B

MEMBERS

EXHIBIT C

DATA ACQUISITION PROCEDURES

The following are the data acquisition procedures to be used, as applicable, for the CBM evaluation wells in the Chehalis Basin.

1.	Drill two evaluation wells to penetrate the Eocene coal sequence (thru the Black Seam) maintaining drilling fluid weight at or below predicted insitu reservoir pressures. This is a mud log requirement to facilitate the identity, and to assess the quality, of gas shows recorded by the chromatograph while drilling. The mud logging unit must maintain a carefully calibrated chromatograph and record the various monitors from the rig floor such as depth, ROP, mud weight, salinity, pH, viscosity, temperature and gamma ray, if available. Incorporate via Pason, if possible. Mud logger should take care in sample selection at intervals of 20 feet or less where drilling rate permits. Logger should examine cleaned samples in a reasonably continuous manner to determine lag, report shows, and provide lithologic description of the penetrated section, Chromatographs should be calibrated one or two times each day.

2.	The log suite needs to be run with weight of fluids in the hole approximating insitu pressures of the CBM reservoirs and without injurious addictives which may be harmful to the coal seams. A full suite of Schlumberger, Halliburton or other contractor Suites equivalent to “Platform Express” should be run. This includes Caliper, SP, GR, Resistivities, Neutron Density and Gamma-Gamma Density. As special log additions, a digital waveform sonic, a spectral density log and an acoustic or audio-temperature log. The latter is the reason for maintaining the desired constraints on mud weight.

3.	To assure accuracy of dip direction and magnitude for the strike-oriented laterals, each 2500-3000 feet, geosteered and drilled in underbalanced medium, it may be necessary to run an oriented image log across the objective coal seam. I believe logging companies have a 500 foot minimum service for image logs. Aside from its use as a high-resolution dip meter, the log will add much detail for the coal’s reservoir characteristics. At the projected total depth, be sure to add the length of the logging tool makeup for a rat hole. This will allow all sensors to read the desired section.

4.	When log runs and analyses are completed, side wall cores of the most promising CBM reservoirs should be secured and canistered, placed in a controlled environment for maturity and gas content determinations in the laboratory. Sidewall cores may not prove as effective as conventional full wireline cores, but E&Pco’s experience with rotary cored sidewalls has been encouraging. Even so, where CBM reservoir depths can be accurately predicted, full size wireline coring is recommended. Such cores will provide more reliable desorption data for reserve calculations.

EXHIBIT D

IP OPTION AGREEMENT

Section 9.7 Gender and Number: Person. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural thereof has been appointed.

Section 9.8. Conflict. It is understood and acknowledged that Citrus been designated as Operator pursuant to the terms hereof, is the Operator under the terms of the Joint Operating Agreement, and is aiso an Interest Owner. To the extent the terms or provisions of this Agreement conflict with, are different than, are in addition to, or otherwise vary from, the terms of the Joint Operating Agreement, then this Agreement shall take precedence and prevail in all circumstances over the Joint Operating Agreement.

EXECUTED by the Parties hereto effective as of the date first above stated.

CITRUS ENERGY CORPORATION

By:	/s/ Lance Peterson
Printed Name:	Lance Peterson
Title:	President

OKLACO HOLDING L.L.C.

By:	/s/ D. Bloustine
Printed Name:	D. Bloustine
Title:	President

E & Pco, LLC
By:	/s/ Charles E. Edwards
Printed Name:	Charles E. Edwards
Title:	President

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partial assignment of oil and gas leases

County of Lewis	}
} SS
State of Washington	}

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned, Citrus Energy Corporation, 399 Perry St., Ste 203, Castle Rock, CO 80104, herein referred to as Assignor, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, assign, transfer, set over and convey unto E & Pco International, LLC, 2500 Tanglewilde, Suite 492, Houston, TX 77063, herein referred to as Assignee, an undivided 50% of all Assignor’s right title and interest, their respective heirs or successors and assigns, in and to the oil & gas leases underlying the lands described on Exhibit “A” attached hereto and made a part hereof in Lewis County, Washington.

This Assignment shall be subject to the terms and conditions of the oil and gas leases associated therewith and all intermediate assignments thereof.

TO HAVE AND TO HOLD the said leasehold interest, together with all and singular rights, privileges, hereditaments and appurtenances thereunder in anywise belonging unto Assignee, its legal representatives, successors and assigns forever.

This Assignment is made without warranty, either expressed or implied and shall extend to and be binding upon the heirs, executors, administrators, trustees, successors and assigns of the respective parties.

IN WITNESS WHEREOF, this assignment is executed this 29th day of November, 2007.

Citrus Energy Corporation

/s/ Lance Peterson
By: Lance Peterson, President

STATE OF Colorado	}
} § (CORPORATE ACKNOWLEDGMENT)
COUNTY OR DOULLAS	}

On this 29th day of November, 2006, before me, a Notary Public in and for said County and State, personally appeared Lance Peterson____________________ , to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as its President_______________ and acknowledged to me that the executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation for the uses and purposes therein sei forth. Given under my hand and seal of office the day and year last above written.

My Commission Expires:	Notary Public
March 6, 2008
Commission # N/A

EXHIBIT "A"

Attached to and made part of that certain Assignment of Overriding Royalty Interest dated November 29, 2007, by and between Citrus Energy Corporation, Assignor, B & G Energy Corporation and Magma Gold, Inc., Assignees

LESSOR	EFFECTIVE DATE	DESCRIPTION	PARCEL#

Raymond E. Pierce and Joyce Annette Pierce	2/22/2007	NE/4 NE/4 less and except the S 20' of Section 17-11N-2W	012290-001-000

Robert C. Craft & Joyce Rosemary Craft, Trustees of the Robert C. Craft & Joyce Rosemary Craft Trust executed December 23, 1997	1/26/2007	SE/4 NW/4 of Section 19- 11N-2W	012330-001-000

Raymond Parrish	1/19/2007	Part NW/4 NW/4 less 2 acre Except HWY of Section 32-11N-2W	012628-000-000

Rowland N. Randt, Sr., and Annie M. Randt	1/22/2007	SE/4 less south 208 feet of the east 208 feet; S/2 S/2 S/2 NE/4 of Section 30-12N-2W	015470-000-000

Robert C. Rose and Lorna J. Rose	1/26/2007	SE/4 less south 208 feet of the east 208 feet; S/2 S/2 S/2 NE/4 of Section 30-12N-2W	015470-000-000

Sharon Perniconi	1/30/2007	SE/4 less south 208 feet of the east 208 feet; S/2 S/2 S/2 NE/4 of Section 30-12N-2W	015470-000-000

Robert C. Craft, individually	2/1/2007	SW/4 NE/4 and SE/4 NW/4 of Section 14-12N-3W	015808-002-000

LESSOR	EFFECTIVE DATE	DESCRIPTION	PARCEL#

C. Lee McCrite, a widow	2/6/2007	S/2 N/2 NW/4, part of S/2 NW/4 NE/4 lying west of King Road of Section 24-12N-3W	015888-000-000, 015884-001-000

Doris J. Sterling and Claude B. Sterling, Trustees for the D. Sterling Family Trust	2/6/2007	W/2 NW/4 less north 633.6’; NW/4 SW/4 & E/2 SE/4 less S/2 SE/4 SE/4 of Section 32-13N-3W	019125-001-000, 019125-000-000, 019125-002-000, 019127-000-000

Joseph R. and Betty M. Boyd	1/19/2007	SW/4 SE/4 of Section 33-13N-3W	019143-000-000

Pursley Family Tree Farm, a registered Washington Partnership	6/15/2007	N/2 SW/4 SW/4, west 10 acres of N/2 SE/4 SW/4 of Section 5-11N-2W	012084-001-000

John F. Maschke	2/21/2007	Part N/2 NE/4 SE/4 except Roe County Road of Section 6-11N-2W	012098-001-000

Pursley Family Tree Farm, a registered Washington Partnership	6/15/2007	Lots 3, 4, SE/4 SW/4 of Section 7-11N-2W	012113-000-000, 012114-001-000

Pursley Family Tree Farm, a registered Washington Partnership	6/15/2007	Lots 1,2,4, E/2 NW/4, SE/4 SW/4 of Section 18-11N-2W	012313-002-000, 012313-005-000, 012313-005-002, 012315-003-002

John F. Maschke	2/21/2007	Part SW/4 NW/4 and part Gov. lot 3 lying West of creek and South of Hwy. 508 and Lot 4 of Section 30-11N-2W	012585-002-000, 012598-000-000

J.A. Nowogroski	4/16/2007	E/2 SW/4 Section 34-13N-3W	019149-000-000

LESSOR	EFFECTIVE DATE	DESCRIPTION	PARCEL#

John F. Maschke	2/21/2007	Part N/2 N/2 of Section 31- 11N-2W, and Government Lots 1 and 2 SE/4 NW/4 of Section 31-11N-2W, and Portion SW/4 NE/4 and part NW/4 SE/4 West of unnamed creek of Section 31-11N-2W	012610003002, 012616000000, 012613001000

Robert M. Maschke	2/21/2007	Portion of N/2 NE/4 lying W of Olequa Creek & South-Easterly of unnamed creek & SE/4 NE/4 & NE/4 SE/4 of Section 31-11N-2W	12610-002-000, 012614-000-000

Pursley Family Tree Farm, a registered Washington Partnership	3/8/2007	SE/4 NW/4 & pt. NE/4 SW/4 except Hemenway Rd. of Section 1-11N-3W	012718-002-000, 012717-000-000

Pursley Family Tree Farm, a registered Washington Partnership	3/8/2007	E/2 NE/4 & E/2 SE/4 of Section 13-11N-3W	012909-000-000, 012921-000-000

Pursley Family Tree Farm, a registered Washington Partnership	3/8/2007	SW/4 SE/4 of Section 31-12N-2W	015497-001-000

Donald J. Lynch & Ann C. Lynch	3/8/2007	5 ac. Tract in SE1/4 of Section 27-12N-2W	015393-008-000

Donald J. Lynch & Ann C. Lynch	3/8/2007	14.77 ac. Tract in NE1/4 of Section 34-12N-2W	015882-010-000

Kathy D. Miller, now Hansen and Davi Hansen	4/4/2007	NW/4 SW/4 except portion in Northwest corner and county roads in Section 4-11N-2W	012024-001-000

LESSOR	EFFECTIVE DATE	DESCRIPTION	PARCEL#

Veronica Damm and Christine M. Damm	3/28/2007	The N/2 NE/4 NW/4 & S/2 NE/4 NW/4 in Section 9-11N-2W	012162-000-000, 012165-001-000

Robert M. Arendt	3/28/2007	Part of N/2 J.B. Brule DLC Section 11 & 14 lying Northwesterly of Drewss Prairie Road except county road in Section 14-11N-2W	012246-001-000

Maxine Vodjansky	3/29/2007	Part J.B. Brule DLC lying Southeasterly of County Road and Southwesterly of Highway except County Road in Section 14-11N-2W	012247-003-000

Richard G. Conley and Lucy A. Conley	5/8/2007	Part of Government Lot 1 in Section 14-11N-2W	012249-003-000

Leonard Walter Aho	3/29/2007	SE/4 SW/4, S/2 SW/4 SW/4 lying West of Centerline of Creek and East of Telegraph Road, S/2 SW/4 SW/4 lying West Telegraph Road in Section 14-11N-2W	012258-001-000, 012258-002-000

Norman J. McKnight	3/19/2007	Part of the N1/2 NW1/4 lying West of the RR ROW, less & except Winlock-Vader Hwy. ROW (See Exhibit 'B' attached to and made a part hereof) in Section 17-11N-2W	012292-000-000

Sandra L. Wakkuri and Jane Saarinen	4/11/2007	NW/4 SW/4 EXCEPT THE South 387’ of West 475’ and the S/2 SW/4 of road except County roads Section 21-11N-2W	012387-003-000

Terry Hanson	4/9/2007	Part of the NE/4 SE/4 Section 23-11N-2W	012442-014-002

LESSOR	EFFECTIVE DATE	DESCRIPTION	PARCEL#

Jane Louise Saarinen, a single woman	3/13/2007	Map 110228 Lot 1 & Lot 2 less that part N & W of Road & less W 30' S of Road & County Road Section 28-11N-2W	012549-000-000

Fred Blum	4/20/2007	Lot 4 and SE/4 SW/4 less road Section 30-12N-2W	015477-000-000

Gladys Vasereno	3/6/2007	NE/4 NE/4 except road Section 30-12N-2W	015466-000-000

Jolyn 0. Strrauss, A Tenant in Common with Gene C. Ingles, and heir of George L. Ingles, deceased	5/14/2007	SW/4 & S/2 NW/4 Section 2-12N-3W	015675-000-000

Gene C. Ingles, a Tenant in Common with Jolyn O. Strauss, and heir of George L. Ingles, deceased	5/14/2007	SW/4 & S/2 NW/4 Section 2-12N-3W	015675-000-000

Gene C. Ingles, a Tenant In Common with Jolyn O. Strauss, an heir of Geroge L. Ingles, deceased	5/1/2007	SE/4 NE/4 Section 3-12N-3W	015681-000-000

Jolyn 0. Strauss, a Tenant in Common with Gene C. Ingles, an heir of George L. Ingles, deceased	5/1/2007	SE/4 NE/4 Section 3-12N-3W	015681-000-000

Gene C. Ingles, a Tenant In Common with Jolyn O. Strauss, an heir of Geroge L. Ingles, deceased	5/14/2007	NE/4 NW/4 Section 11-12N-3W	015769-002-000

Jolyn 0. Strauss, a Tenant in Common with Gene C. Ingles, an heir of George L. Ingles, deceased	5/14/2007	NE/4 NW/4 Section 11-12N-3W	015769-002-000

LESSOR	EFFECTIVE DATE	DESCRIPTION	PARCEL#

Eunice K. Franklin	4/10/2007	NW/4 SW/4 & N/2 SW/4 SW/4 Section 13-12N-3W	015800-000-000

Eunice K. Franklin	5/17/2007	N/2 SE/4 SW/4 and the South 30’ of the SW/4 SE/4 Section 13-12N-3W	015802-000-000

Lloyd A. John & Sharon John	4/20/2007	E/2 SE/4 Section 21-13N-3W	018963-000-000

Manke Timber Company, Inc.	5/19/2007	W/2 SE/4 and South 20’ of the SE/4 NE/4 and South 20' of the East 307' of SW/4 NE/4 Section 27-13N-3W	019052-000-000

Lloyd A. John & Sharon John	4/20/2007	W/2 SE/4; Pt. W/2 NE/4; NE/4 NE/4 & E/2 E/2 NW/4 NE/4 Section 28-13N-3W	019053-001-000, 019053-002-000, 019060-000-000

Doris J. Sterling and Claude B. Sterling, Trustees for the D. Sterling Family Trust	5/30/2007	SE/4 NE/4 & NE/4 SE/4 except County road Section 31-13N-3W	019110-004-000

END OF EXHIBIT"A"

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